Exhibit 10.9

                          COPYRIGHT SECURITY AGREEMENT

            THIS COPYRIGHT SECURITY AGREEMENT (as amended, amended and restated, or otherwise modified from time to time, this "Security Agreement"), made as of the 27th day of April, 2004 by and between WEATHERLY CONSUMER PRODUCTS, INC., a Delaware corporation (the "Company"), and LASALLE BUSINESS CREDIT, LLC, as agent for the Lenders party to the Loan Agreement (defined below), with an office at 135 South LaSalle Street, Suite 425, Chicago, Illinois 60603 ("Agent"):

                              W I T N E S S E T H:

            WHEREAS, Easy Gardener Products, Ltd., a Texas limited partnership ("Borrower"), Company, EYAS International, Inc., a Texas corporation, EG Product Management, L.L.C., a Texas limited liability company, EG, L.L.C., a Nevada limited liability company, Weatherly Consumer Products Group, Inc., a Delaware corporation, NBU Group, LLC, a Texas limited liability company, Agent and Lenders are parties to a certain Loan and Security Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Loan Agreement") and other related loan documents of even date herewith (collectively, with the Loan Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"), which Financing Agreements, among other things, provide (i) for Lenders to, from time to time, extend credit to or for the account of Borrower, and (ii) for the grant by Company to Agent, for the benefit of Agent and Lenders, of a security interest in certain of Company's assets, including, without limitation, its copyrights and copyright applications;

            NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Company agrees as follows:

            1. Incorporation of Loan Agreement. The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities, Company hereby grants to Agent, for the benefit of Agent and Lenders, and hereby reaffirms its prior grant pursuant to the Financing Agreements of, a continuing security interest in Company's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyrights, copyright registrations and copyright applications listed on Schedule A attached hereto and made a part hereof, and all renewals of any of the foregoing, all income, royalties, proceeds, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Copyrights").

            3. Warranties and Representations. Company warrants and represents to Agent and Lenders that:

            (i) no Copyright has been adjudged invalid or unenforceable by a court of competent jurisdiction, in whole or in part and each such Copyright is presently subsisting;

            (ii) Except as provided in the Loan Agreement, Company is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Copyright, free and clear of any liens, charges and encumbrances, including without limitation, covenants by Company not to sue third persons;

            (iii) Company has no notice of any suits or actions commenced or threatened with reference to any Copyright; and

            (iv) Company has the unqualified right to execute and deliver this Security Agreement and perform its terms.

            4. Restrictions on Future Agreements. Company agrees that until Company's Liabilities shall have been satisfied in full and the Financing Agreements shall have been terminated, Company shall not, without the prior written consent of Agent, sell or assign its interest in any Copyright or enter into any other agreement with respect to any Copyright which would adversely affect the validity or enforcement of the rights transferred to Agent under this Security Agreement.

            5. New Copyrights. If, before Company's Liabilities shall have been satisfied in full or before the Financing Agreements have been terminated, Company shall (i) become aware of any existing Copyrights of which Company has not previously informed Agent, or (ii) become entitled to the benefit of any Copyrights, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Company shall give to Agent prompt written notice thereof. Company hereby authorizes Agent to modify this Security Agreement by amending Schedule A to include any such Copyrights.

            6. Royalties; Terms. The term of this Security Agreement shall extend until the earlier of (i) the expiration of each of the Copyrights, and
(ii) the payment in full of Company's Liabilities and the termination of the Financing Agreements. Company agrees that upon the occurrence of an Event of Default, the use by Agent of all Copyrights shall be without any liability for royalties or other related charges from Agent to Company.

            7. Release of Security Agreement. This Security Agreement is made for collateral purposes only. Upon payment in full of Company's Liabilities and termination of the Financing Agreements, Agent shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Financing Agreements

            8. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Company. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Copyrights or in defending or prosecuting any actions or proceedings arising out of or related to the Copyrights shall be borne by and paid by Company and until paid shall constitute Liabilities.

            9. Duties of Company. Company shall have the duty (i) to file and prosecute diligently any copyright applications pending as of the date hereof or hereafter until Company's Liabilities shall have been paid in full and the Financing Agreements have been terminated, (ii) to preserve and maintain all rights in the Copyrights, as commercially reasonable and (iii) to ensure that the Copyrights are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Company's Liabilities under this Section 9 shall be borne by Company.

            10. Agent's Right to Sue. After an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Copyrights and, if Agent shall commence any such suit, Company shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Company shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Agent in the exercise of its rights under this Section 10.

            11. Waivers. No course of dealing between Company, Agent and Lenders, nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder or under the Financing Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            12. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

            13. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

            14. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Agent's rights and remedies with respect to the Copyrights, whether established hereby or by the Financing Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Company hereby authorizes Agent upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its sole discretion, as Company's true and lawful attorney-in-fact, with power to (i) endorse Company's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Copyrights or (ii) take any other actions with respect to the Copyrights as Agent deems to be in the best interest of Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Copyrights to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone. Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until Company's Liabilities shall have been paid in full and the Financing Agreements have been terminated. Company acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Agent under the Financing Agreements but rather is intended to facilitate the exercise of such rights and remedies. Agent shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Financing Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

            15. Binding Effect; Benefits. This Security Agreement shall be binding upon Company and its respective successors and assigns, and shall inure to the benefit of Agent, its successors, nominees and assigns.

            16. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law.

            17. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

            18. Further Assurances. Company agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Agent shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

            19. Survival of Representations. All representations and warranties of Company contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Financing Agreements.

            IN WITNESS WHEREOF, Company has duly executed this Security Agreement as of the date first written above.

                                        WEATHERLY CONSUMER PRODUCTS, INC.


                                        By Richard M. Kurz
                                           -------------------------------------
                                        Title CFO
                                              ----------------------------------

Agreed and Accepted
As of the Date First Written Above

LASALLE BUSINESS CREDIT, LLC, as Agent


By William Staple
   -------------------------------------
Title First Vice President
      ----------------------------------

                                   SCHEDULE A

                                   COPYRIGHTS

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                  Title                              Registration Number
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                  Chip                                     PA178016
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                 Handful                                   PA178017
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                 Nursery                                   PA178015
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                  Spike                                    PA178018
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